CONCERT INVESTMENT SERIES



SUPPLEMENT DATED MAY 15, 2000
TO
 PROSPECTUS DATED FEBRUARY 28, 2000

________________________

Effective June 5, 2000, the sales charge table and accompanying note under "Class A Sales Charge" on page 19 are revised as follows:

	For Small Cap Fund,
	International Equity Fund, Mid Cap Fund,
	Growth Fund and Growth and Income Fund

Sales Charge as	Sales Charge as
	% of Offering  	% of Net amount
Amount of Investment               	Price 	Invested

Less than $25,000                	5.00        	5.26
$25,000 but less than $50,000      	4.25        	4.44
$50,000 but less than $100,000     	3.75        	3.90
$100,000 but less than $250,000    	3.25        	3.36
$250,000 but less than $500,000    	2.75        	2.28
$500,000 but less than $1,000,000   	2.00        	2.04
$1,000,000 or more*	 -0-	 -0-

*You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.



	For Municipal Bond Fund and
	Government Fund

Sales Charge as	Sales Charge as
	% of Offering  	% of Net amount
Amount of Investment               	Price 	Invested

Less than $25,000                	4.50%       	4.71%
$25,000 but less than $50,000      	4.00        	4.17
$50,000 but less than $100,000     	3.50        	3.63
$100,000 but less than $250,000    	2.50        	2.56
$250,000 but less than $500,000    	1.50        	1.52
$500,000 or more*	 -0-	 -0-

*You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

FD 0